Summary Prospectus March 1, 2011
ISI Strategy Fund (STRTX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://www.isifunds.com/prospectus.html.  You can also get this information at no cost by calling 1-800-955-7175 or by sending an e-mail request to info@isifunds.com. The current Prospectus and Statement of Additional Information dated March 1, 2011 are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Fund is to maximize total return through a combination of long-term growth of capital and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the ISI Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charges” section on page 11 of the Statutory Prospectus and the “Distribution of Fund Shares” section on page 27 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.41%
Total Annual Fund Operating Expenses	1.06%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 405	$ 628	$ 868	$1,560

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

ISI Strategy Fund, Inc.	ISI	International Strategy & Investment

Principal Investment Strategies

The Fund’s assets are actively allocated between common stocks of U.S. issuers and securities issued by the United States Treasury (“U.S. Treasury Securities”). The allocation of the Fund’s assets between U.S. common stocks and U.S. Treasury Securities is based upon the Advisor’s analysis of the pace of the economy and its forecast of the direction of interest rates and corporate earnings. When the Advisor expects the environment ahead to be more favorable to financial assets, the Fund would move towards a more aggressive strategy with a heavier weighting in common stocks. Conversely, when the Advisor expects a defensive environment ahead for financial assets, the Fund will move towards a conservative strategy with a heavier weighting in U.S. Treasury Securities and an emphasis on maturities of five years or less. A neutral strategy will be used in an environment with more mixed news. The allocation of the Fund’s assets will be reviewed periodically in light of the Advisor’s forecasts and will be changed when the Advisor believes it is appropriate.

The Fund’s assets will generally be allocated as follows:

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Aggressive Strategy - approximately 100% in common stocks. An aggressive strategy is defined as the strategy used when the Advisor expects the environment to be more favorable to financial assets, characterized by low inflation, declining interest rates and/or rising corporate profits.

•
Neutral Strategy - approximately 75% in common stocks and 25% in U.S. Treasury Securities. A neutral strategy is defined as the strategy used when the Advisor expects the environment to be between aggressive and conservative.

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Conservative Strategy - approximately 50% in common stocks and 50% in U.S. Treasury Securities. A conservative strategy is defined as the strategy used when the Advisor expects a defensive environment for financial assets, characterized by  rising interest rates and/or declining corporate profits.

Common Stock Selection. The Fund’s common stock investments are selected using a quantitative model that seeks to capture an enhanced return from the broad U.S. equity market, as represented by the Wilshire 5000 Total Market Index (the “Wilshire 5000”). The Wilshire 5000 represents the broadest index for the U.S. equity market, and consists of all U.S. common stocks that trade on a regular basis on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market. Using this quantitative model, the portfolio managers select a sampling of the common stocks contained in the Wilshire 5000 in an attempt to match the return of the Wilshire 5000 plus 1% to 2%, with volatility that from time-to-time may exceed that of the Wilshire 5000. The portfolio managers use this model to construct an equity portfolio having a market capitalization and industry sector weightings that closely resemble that of the Wilshire 5000, but, when the model suggests, the Fund’s sector weightings will be varied slightly in an effort to provide enhanced returns.

U.S. Treasury Security Selection. U.S. Treasury Securities include Treasury bills, notes and bonds as well as Treasury Inflation-Protected Securities (“TIPs”) and Separate Trading of Registered Interest and Principal Securities (“STRIPS”). TIPs are securities whose principal is adjusted according to changes in the consumer price index and whose principal increases with inflation and decreases with deflation. STRIPS are securities that do not pay interest currently but are purchased at a discount and are payable in full at maturity. U.S. Treasury Securities are backed by the “full faith and credit” of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. The Advisor buys and sells U.S. Treasury Securities with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in selecting investments, the Advisor will consider both yield and a security’s potential for capital appreciation resulting from possible changes in interest rates. At certain times, the average maturity of the U.S. Treasury Securities held by the Fund may be relatively short (less than 5 years) and at other times it may be relatively long (over 10 years). If the market environment is defensive and rising interest rates and weak corporate earnings are expected, the Fund may invest primarily in securities with shorter-term maturities. Conversely, in an aggressive market environment of low inflation, declining interest rates and rising corporate profits, the Fund may invest primarily in securities with longer-term maturities.

Principal Risks

The Fund may be suited for you if you are seeking long-term total return.

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund’s share price will vary from day-to-day based upon changes in the price of the securities held by the Fund. Common stocks are subject to market risks and at times, the stock markets can be volatile and stock prices can change dramatically. The price of U.S. Treasury Securities will change in response to changes in general economic conditions and market factors, especially interest rate changes. The Fund’s investments in common stocks can be expected to be more volatile than the Fund’s investments in U.S. Treasury Securities. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Some of the specific principal risks of investing in the Fund are listed below.

Stock Market Risks

The value of the common stocks held by the Fund will fluctuate based upon overall economic conditions, interest rates, conditions within a particular industry, investor perceptions of the economy, the performance of the markets, and the performance of companies represented by the Wilshire 5000. Stock markets tend to move in cycles and may experience periods of turbulence and instability.

•
Small and Medium-Sized Company Risk. The prices of the securities of small and medium capitalization companies can fluctuate more significantly than the prices of the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance. Small and medium sized companies may have the following risks:

2

•	analysts and other investors typically follow these companies less actively and information about these companies is not always readily available;

•	their securities may be traded in the over-the-counter markets or on a regional securities exchange, potentially making them more thinly traded and less liquid than securities of larger companies;

•	changes in the value of small and medium sized company stocks may not mirror the fluctuations of the overall stock market; and

•	they may have more limited product lines, markets and financial resources, which may make them more susceptible to economic or market setbacks.

•
Large-Sized Company Risk. The prices of securities of larger capitalization companies can fluctuate due to changes in market, economic and business conditions. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during periods of economic expansion.

U.S. Treasury Security Risks

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Interest Rate Risk. The value of the Fund’s U.S. Treasury Securities can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The yields of U.S. Treasury Securities may be lower than the yields available from other types of fixed-income investments.

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Maturity Risk. Longer-term U.S. Treasury Securities and STRIPS generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

Management Risks

There can be no assurance that the Advisor will be successful in assessing economic trends and actively allocating the Fund’s investments. The Advisor’s assessment of market and economic conditions may cause it to invest too much or too little in either stocks or U.S. Treasury Securities, which could adversely affect the Fund’s performance. There is no guarantee that the Fund will achieve its investment objective.

Performance Summary

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for each of the past ten calendar years. The impact of taxes and sales charges is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-882-8585.

Annual Total Returns

 During the periods shown in the bar chart, the highest return for a quarter was 14.39% (quarter ended September 30, 2009) and the lowest return for a quarter was -17.14% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2010

The table below shows how the Fund’s average annual total returns compare with those of the Wilshire 5000 Index. The Wilshire 5000 Index is an unmanaged index that represents the broadest measure of the U.S. equity market. The table also presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years

Return Before Taxes	10.40%	2.90%	3.09%

Return After Taxes on Distributions	10.17%	2.26%	2.55%

Return After Taxes on Distributions and Sale of Fund Shares	7.03%	2.27%	2.41%

Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	17.87%	3.21%	2.66%

Portfolio Management

International Strategy & Investment Inc. is the investment advisor of the Fund and is responsible for guiding the allocation of the Fund’s assets and for managing the Fund’s portfolio of U.S. Treasury Securities. Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) is the sub-advisor of the Fund and is responsible for managing the Fund’s portfolio of common stocks.

Portfolio Managers

•	R. Alan Medaugh, Co-Founder and President of the Advisor Portfolio Manager of the Fund since its inception in 1997

•	Thomas D. Stevens, Chairman and President of LA Capital Portfolio Manager of the Fund since its inception in 1997

•	Daniel E. Allen, Director of Global Equities of LA Capital Portfolio Manager of the Fund since January 2011

Purchase and Sale of Fund Shares

Minimum Initial Investment

The minimum initial investment is $5,000 which may be waived at the discretion of the Fund.  The minimum for an individual retirement account (“IRA”), qualified retirement plan or within a wrap-fee account managed by your securities dealer or fund servicing agent is $1,000 which may be waived at the discretion of the Fund. At the Advisor’s or the Fund’s discretion, certain related accounts may be aggregated for purposes of meeting the minimum initial investment requirement. The minimum initial investment may also be waived or reduced for certain financial intermediaries that have entered into appropriate arrangements with the Fund or otherwise by the Fund in its discretion.

Minimum Subsequent Investment

 The minimum subsequent investment for shares of the Fund is $100 and the Advisor reserves the right to waive the minimum on subsequent investments. The minimum for participants in the Automatic Investment Plan is $100. The Automatic Investment Plan is currently closed to new participants.

General Information

You may purchase or redeem (sell) shares of the Fund through your securities dealer or through any fund servicing agent on each day that the Fund is open for business. Transactions must be made through your securities dealer or fund servicing agent, unless the shares are registered in your name. If your Fund shares are registered in your name, transactions may be initiated by written request or by telephone. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call the Fund at 1-800-882-8585.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

When you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ISI	International Strategy & Investment